SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AGNC Investment Corp.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts!
AGNC INVESTMENT CORP. 2021 Annual Meeting Vote by April 21, 2021 11:59 PM ET
AGNC INVESTMENT CORP. 2 BETHESDA METRO CENTER, 12TH FLOOR BETHESDA, MD 20814

D37779-P48926

You invested in AGNC INVESTMENT CORP., and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 22, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 8, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

*	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.
Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Directors

Nominees:

	1a.	Donna J. Blank	For

	1b.	Morris A. Davis	For

	1c.	John D. Fisk	For

	1d.	Prue B. Larocca	For

	1e.	Paul E. Mullings	For

	1f.	Frances R. Spark	For

	1g.	Gary D. Kain	For

2.	Approval of the Amended and Restated AGNC Investment Corp. 2016 Equity and Incentive Compensation Plan.		For

3.	Advisory vote to approve the compensation of our named executive officers.		For

4.	Ratification of appointment of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2021.		For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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